Exhibit 10.8

FIRST AMENDMENT dated as of July 14, 2006 (the “First Amendment”), to the Credit Agreement dated as of January 27, 2005 (the “Credit Agreement”), among ALLIANCE LAUNDRY HOLDINGS LLC, a Delaware limited liability company (“Holdings”), ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company (“Alliance Laundry”), ALH FINANCE LLC, a Delaware limited liability company (“ALH Finance”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC., as sole advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), THE BANK OF NOVA SCOTIA, as syndication agent, LASALLE BANK NATIONAL ASSOCIATION and ROYAL BANK OF CANADA, as co-documentation agents, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein that are defined in the Credit Agreement and that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement to, among other things, (a) add $60,000,000 of term loans (the “Additional Term Loans”) to the Term Loan Facility and (b) increase the Revolving Credit Commitments by $5,000,000;

WHEREAS, the Borrower intends to use the proceeds of the Additional Term Loans to (a) finance a portion of its acquisition (the “CLD Acquisition”) of the commercial laundry business division of Laundry Systems Group NV (the “CLD Seller”) pursuant to (i) the Share Purchase Agreement dated as of May 23, 2006, between the Borrower and the CLD Seller (the “Belgian CLD Purchase Agreement”) and (ii) the Purchase Agreement dated as of May 23, 2006, between the Borrower, the CLD Seller and the other sellers named therein (the “U.S. CLD Purchase Agreement”; together with the Belgian CLD Purchase Agreement, the “CLD Purchase Agreements”) and (b) pay related fees and expenses in connection therewith (collectively, the “Transactions”);

WHEREAS, the (a) Additional Term Lenders (as defined herein) are severally willing to provide the Additional Term Loans and (b) certain of the Revolving Credit Lenders are severally willing to increase their Revolving Credit Commitments, in each case on, and subject to, the terms and conditions set forth herein; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely on the terms and conditions set forth in this First Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1. Amendment to Table of Contents. The Table of Contents to the Credit Agreement is hereby amended by adding Schedule 1.1 hereto as a schedule thereto.

1.2. Amendments to Section 1.1 (Defined Terms). (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“Additional Term Commitment”: as to each Additional Term Lender, the amount set forth under such Lender’s name on the signature page delivered by such Lender or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto. The original aggregate amount of the Additional Term Commitments is $60,000,000.

“Additional Term Lender”: each Lender which has an Additional Term Commitment or which is the holder of an Additional Term Loan.

“Additional Term Loan”: as defined in Section 2.1.

“Belgian CLD Purchase Agreement”: the Share Purchase Agreement dated as of May 23, 2006, between the Borrower and the CLD Seller.

“CLD Acquisition”: the acquisition of the commercial laundry business division of the CLD Seller pursuant to the CLD Purchase Agreements.

“CLD Purchase Agreements”: the Belgian CLD Purchase Agreement and the U.S. CLD Purchase Agreement.

“CLD Seller”: Laundry Systems Group NV, a limited liability company organized under the laws of Belgium.

“Existing Term Commitment”: as to each Existing Term Lender, the amount set forth under the heading “Existing Term Commitment” opposite such Lender’s name on Schedule 1 to the Lender Addendum delivered by such Lender or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto. The original aggregate amount of the Existing Term Commitments is $200,000,000.

“Existing Term Lender”: each Lender which has an Existing Term Commitment or which is the holder of an Existing Term Loan.

“Existing Term Loan”: as defined in Section 2.1.

“First Amendment”: the First Amendment dated as of July 14, 2006, to the Credit Agreement.

“First Amendment Effective Date”: the date upon which all conditions precedent specified in Section 4 of the First Amendment shall have been satisfied or waived.

“U.S. CLD Purchase Agreement”: the Purchase Agreement dated as of May 23, 2006, between the Borrower, the CLD Seller and the other sellers named therein.

(b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the defined terms “Consolidated Total Debt”, “Term Loan Commitment”, “Term Loan Lender” and “Revolving Credit Commitment” and substituting in lieu thereof the following new definitions in appropriate alphabetical order:

“Consolidated Total Debt”: at any date, (a) the aggregate principal amount of all Funded Debt of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP minus (b) the lesser of (i) $3,000,000 and (ii) the aggregate amount of unrestricted cash and Cash Equivalents held by Foreign Subsidiaries at such date.

“Term Loan Commitment”: each Existing Term Commitment and each Additional Term Commitment.

“Term Loan Lender”: each Existing Term Lender and each Additional Term Lender.

“Revolving Credit Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit (or guarantees by the Administrative Agent in respect of Letters of Credit issued by Issuing Lenders which are not Lenders), in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Credit Commitment” opposite such Lender’s name on Schedule 1.1 or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Credit Commitments is $55,000,000.

(c) Section 1.1 of the Credit Agreement is hereby further amended by:

(1) in the definition of “Adjusted EBITDA”, inserting the following new clauses (xii) and (xiii) to the end of clause (b) thereof: “(xii) restructuring charges related to the closure, restructuring and consolidation of certain facilities located in the United States acquired in connection with the CLD Acquisition in an aggregate amount not to exceed $10,000,000 and (xiii) payments made and fees paid from time to time in connection with the CLD Acquisition under executive management closing and post-closing bonus agreements in an aggregate amount not to exceed $600,000”;

(2) in the definition of “Asset Sale”, inserting the word “(l)” after the words “(e), (f), (g)” in the first parenthetical thereof; and

(3) in the definition of “Transaction Costs”, adding the words “and the CLD Purchase Agreements” immediately after the words “amending the Existing Receivables Facilities”.

1.3. Amendment to Section 2.1 (Term Loan Commitment). Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.1 Term Loan Commitments. Each Existing Term Lender made a term loan (each, an “Existing Term Loan”) to the Borrower on the Effective Date in an amount equal to the amount of the Existing Term Commitment of such Lender. Subject to the terms and conditions hereof, each Additional Term Lender severally agrees to make a term loan (each, an “Additional Term Loan”; together with the Existing Term Loans, the “Term Loans”) to the Borrower on the First Amendment Effective Date in an amount equal to the amount of the Additional Term Commitment of such Lender. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.13.”

1.4. Amendment to Section 2.2 (Procedure for Term Loan Borrowing). Section 2.2 of the Credit Agreement is hereby amended by (a) adding the expression “(a)” immediately before the first sentence thereof and adding the following new clause (b) thereto:

“(b) The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 1:00 P.M., New York City time, one Business Day prior to the anticipated First Amendment Effective Date) requesting that the Additional Term Lenders make the Additional Term Loans on the First Amendment Effective Date. The Additional Term Loans made on the First Amendment Effective Date shall initially be Eurodollar Loans having the same rate of interest and maturity date as the Existing Term Loans. Upon receipt of such notice the Administrative Agent shall promptly notify each Additional Term Lender thereof. Not later than 12:00 Noon, New York City time, on the First Amendment Effective Date each Additional Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Additional Term Loan to be made by such Lender. The Administrative Agent shall transfer to the account of the Borrower specified by the Borrower the aggregate of the amounts made available to the Administrative Agent by the Additional Term Lenders in immediately available funds.”

1.5. Amendment to Section 2.3 (Repayment of Term Loans). Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.3 Repayment of Term Loans. The Term Loan of each Term Loan Lender shall mature in 22 consecutive quarterly installments, commencing on September 30, 2006, each of which shall be in an amount equal to such Lender’s Term Loan Percentage multiplied by the amount set forth below opposite such installment:

Installment	Amount
September 30, 2006	$587,500
December 31, 2006	$587,500
March 31, 2007	$587,500
June 30, 2007	$587,500
September 30, 2007	$587,500
December 31, 2007	$587,500
March 31, 2008	$587,500
June 30, 2008	$587,500
September 30, 2008	$587,500
December 31, 2008	$587,500
March 31, 2009	$587,500
June 30, 2009	$587,500
September 30, 2009	$587,500
December 31, 2009	$587,500
March 31, 2010	$587,500
June 30, 2010	$587,500
September 30, 2010	$587,500
December 31, 2010	$587,500
March 31, 2011	$587,500
June 30, 2011	$587,500
September 30, 2011	$587,500
December 31, 2011	$587,500
Term Loan Maturity Date	$222,075,000, or such lesser amount of the Term Loans then outstanding”

1.6. Amendment to Section 4.16 (Use of Proceeds). Section 4.16 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof the following: “The proceeds of the Existing Term Loans were used to finance a portion of the Purchase and to pay related fees and expenses. The proceeds of the Additional Term Loans shall be used to finance a portion of the CLD Acquisition and to pay related fees and expenses.”

1.7. Amendments to Section 6.10 (Additional Collateral, etc.). Section 6.10(d) is hereby amended by adding the parenthetical “(other than an Excluded Subsidiary)” after the words “Holdings, the Borrower or any of their respective Subsidiaries” each time such words appear therein.

1.8. Amendments to Section 7.1 (Financial Condition Covenants). Section 7.1 of the Credit Agreement is hereby amended by:

(a) adding the following words to the end of clause (a) thereof: “; provided, that for the purposes of determining the Consolidated Leverage Ratio for the fiscal quarters of the Borrower ending September 30, 2006, December 31, 2006 and March 31, 2007, Adjusted EBITDA for the relevant period shall be deemed to equal Adjusted EBITDA for such fiscal quarter with respect to the Borrower and its Subsidiaries (other than subsidiaries and assets acquired in connection with the CLD Acquisition) plus $8,400,000, $5,600,000 and $2,800,000, respectively, which amounts shall be deemed to constitute the Adjusted EBITDA of such subsidiaries and assets acquired in connection with the CLD Acquisition”; and

(b) amending and restating the proviso in clause (b) thereof in its entirety as follows: “provided, that for the purposes of determining the Consolidated Interest Coverage Ratio for the fiscal quarters of the Borrower ending September 30, 2006, December 31, 2006 and March 31, 2007, Adjusted EBITDA for the relevant period shall be deemed to equal Adjusted EBITDA for such fiscal quarter with respect to the Borrower and its Subsidiaries (other than subsidiaries and assets acquired in connection with the CLD Acquisition) plus $8,400,000, $5,600,000 and $2,800,000, respectively, which amounts shall be deemed to constitute the Adjusted EBITDA of such subsidiaries and assets acquired in connection with the CLD Acquisition”.

1.9. Amendments to Section 7.2 (Limitation on Indebtedness). Section 7.2 of the Credit Agreement is hereby amended by:

(a) deleting the words “[Intentionally Omitted]” from clause (g) thereof and inserting in lieu thereof the following: “Indebtedness in respect of Capital Lease Obligations incurred in connection with the CLD Acquisition in an aggregate principal amount not to exceed $1,500,000”; and

(b) deleting the word “$2,500,000” from clause (o) thereof and inserting in lieu thereof the word “$5,000,000”.

1.10. Amendment to Section 7.3 (Limitation on Liens). Section 7.3 of the Credit Agreement is hereby amended by deleting the word “$2,500,000” from clause (s) thereof and inserting in lieu thereof the word “$5,000,000”.

1.11. Amendment to Section 7.5 (Limitation on Disposition of Property). Section 7.5 of the Credit Agreement is hereby amended by deleting the words “[Intentionally Omitted]” from clause (l) thereof and inserting in lieu thereof the words “Dispositions related to the closure, restructuring and consolidation of certain facilities located in the United States acquired in connection with the CLD Acquisition in an aggregate amount not to exceed $5,000,000”.

1.12. Amendment to Section 7.7 (Limitation on Capital Expenditures). Section 7.7 of the Credit Agreement is hereby amended by amending and restating the table set forth therein in its entirety as follows:

“Fiscal Year	Amount
2005	$10,000,000
2006	$10,000,000
2007	$13,000,000
2008	$13,000,000
2009	$13,000,000
2010	$13,000,000
2011	$13,000,000
2012	$13,000,000”

1.13. Amendment to Section 7.8 (Limitation on Investments). Section 7.8 of the Credit Agreement is hereby amended by deleting the words “[Intentionally Omitted]” from clause (m) thereof and inserting in lieu thereof the following: “the CLD Acquisition”.

SECTION 2. WAIVER

The Existing Term Lenders hereby waive the obligation of the Borrower to make any payment otherwise required to made pursuant to Section 2.12(c) of the Credit Agreement for the 2006 fiscal year of the Borrower and hereby waive any Default or Event of Default arising as a result of the failure to make such payment; provided that, the foregoing waiver shall apply only with respect to payments required to be made during the 2006 fiscal year of the Borrower and not to any such payments required to be made during any subsequent fiscal year of the Borrower.

SECTION 3. JOINDER

From and after the First Amendment Effective Date, each Additional Term Lender executing and delivering a signature page to this First Amendment shall become a party to the Credit Agreement and shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof, and shall be deemed to have waived any payment obligation of the Borrower under Section 2.12(c) of the Credit Agreement for the 2006 fiscal year of the Borrower or any Default or Event of Default arising as a result of the failure to make such payment upon the terms set forth in Section 2 above.

SECTION 4. CONDITIONS PRECEDENT

This Amendment shall become effective upon the date of satisfaction of the following conditions precedent (such date, the “First Amendment Effective Date”):

4.1. Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed as of the date hereof by Holdings, the Borrower, the Required Lenders (as defined in the Credit Agreement prior to giving effect to this Amendment) and each Additional Term Lender.

4.2. Acknowledgment and Consent. The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Loan Party party to the Guarantee and Collateral Agreement.

4.3. Fees. The Lenders, the Administrative Agent and the Arranger shall have received all fees required to be, and all expenses for which invoices have been presented, on or before the First Amendment Effective Date. All such amounts will be paid with proceeds of Loans made on the First Amendment Effective Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the First Amendment Effective Date.

4.4. Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

(a) the legal opinion of Debevoise & Plimpton LLP, counsel to Holdings, the Borrower and its Subsidiaries, reasonably satisfactory in form and substance to the Administrative Agent; and

(b) the legal opinion of Richards, Layton & Finger, Delaware counsel to Holdings, the Borrower and its Subsidiaries, reasonably satisfactory in form and substance to the Administrative Agent.

4.5. Closing Certificates. The Administrative shall have received closing certificates (including all attachments thereto) of the Loan Parties substantially in the form of Exhibit C to the Credit Agreement.

4.6. PATRIOT Act. Each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the United States PATRIOT Act, to the extent reasonably requested through the Administrative Agent within a reasonable period of time prior to the First Amendment Effective Date.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

To induce the Administrative Agent, the Lenders and the Additional Term Loan Lenders to enter into this First Amendment, each of Holdings and the Borrower hereby jointly and severally represents and warrants to the Administrative Agent, the Lenders and the Additional Term Loan Lenders that (before and after giving effect to this First Amendment):

5.1. Each Loan Party has the power and authority, and the legal right, to make and deliver this First Amendment and the Acknowledgment and Consent (collectively, the “Amendment Documents”) to which it is a party, to perform its obligations under the Credit Agreement, as amended hereby (the “Amended Credit Agreement”) and, in the case of the Borrower, to borrow under the Amended Credit Agreement. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party, the performance of the Amended Credit Agreement and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of the Amended Credit Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of the Amendment Documents, the borrowings under the Amended Credit Agreement, and the performance, validity or enforceability of the Amendment Documents or the Amended Credit Agreement, except (i) the filings referred to in Section 4.19 of the Credit Agreement and (ii) consents, authorizations, filings and notices required after the First Amendment Effective Date in the ordinary course of business which have been obtained or made and are in full force and effect. Each Amendment Document has been duly executed and delivered on behalf of each Loan Party party thereto. Each Amendment Document and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.2. The execution, delivery and performance of the Amendment Documents, the performance of the Amended Credit Agreement, the issuance of Letters of Credit, the borrowings under the Amended Credit Agreement and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of Holdings, the Borrower or any of their respective Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

5.3. Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date, except to the extent such representation and warranty specifically refers to an earlier date, in which case such representation and warranty shall be true and correct in all material respects on and as of such earlier date.

5.4. No Default or Event of Default shall have occurred and be continuing after giving effect to this First Amendment or will result from the consummation of the Transactions.

SECTION 6. MISCELLANEOUS.

6.1. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

6.2. Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses in connection with the negotiation, preparation, execution and delivery of this First Amendment, including, without limitation, the fees and expenses of Simpson Thacher & Bartlett LLP.

6.3. Continuing Effect. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue to be and shall remain in full force and effect in accordance with their terms. This First Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent, the Lenders or the Additional Term Lenders except as expressly stated herein. Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment.

6.4. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.5. Miscellaneous. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

ALLIANCE LAUNDRY HOLDINGS LLC

By:	/s/ Bruce P. Rounds
Name:	Bruce P. Rounds
Title:	VP-Chief Financial Officer

ALLIANCE LAUNDRY SYSTEMS LLC

By:	/s/ Bruce P. Rounds
Name:	Bruce P. Rounds
Title:	VP-Chief Financial Officer

First Amendment

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent and Lender

By:	/s/ Diane Albanese
Name:	Diane Albanese
Title:	Authorized Signatory

First Amendment

,
as a Lender

By:
Name:
Title:

First Amendment

_______________________________________,
as an Additional Term Lender

By:
Name:
Title:

Additional Term Loans: $

First Amendment

Schedule 1.1

Revolving Credit Commitments

Lender	Revolving Credit Commitment
Lehman Commercial Paper Inc.

Total	$55,000,000

EXHIBIT A

ACKNOWLEDGMENT AND CONSENT

Reference is hereby made to the First Amendment dated as of July 14, 2006 (the “First Amendment”), to the Credit Agreement dated as of January 27, 2005 (the “Credit Agreement”), among ALLIANCE LAUNDRY HOLDINGS LLC, a Delaware limited liability company (“Holdings”), ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company (“Alliance Laundry”), ALH FINANCE LLC, a Delaware limited liability company (“ALH Finance”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC., as sole advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), THE BANK OF NOVA SCOTIA, as syndication agent, LASALLE BANK NATIONAL ASSOCIATION and ROYAL BANK OF CANADA, as co-documentation agents, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein that are defined in the Credit Agreement and that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Each of the undersigned parties to the Guarantee and Collateral Agreement and/or any Security Document, in each case as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the First Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and the Security Documents are, and shall remain, in full force and effect after giving effect to the First Amendment.

ALLIANCE LAUNDRY HOLDINGS LLC

By:	/s/ Bruce P. Rounds
Name:	Bruce P. Rounds
Title:	VP-Chief Financial Officer

ALLIANCE LAUNDRY SYSTEMS LLC

By:	/s/ Bruce P. Rounds
Name:	Bruce P. Rounds
Title:	VP-Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION

By:	/s/ Bruce P. Rounds
Name:	Bruce P. Rounds
Title:	VP-Chief Financial Officer

Acknwoledgment and Consent to First Amendment